Exhibit 10.21

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT AND CONSENT

     THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT AND CONSENT (this “Amendment”) is made and entered into as of August 13, 2003, by and among ARTESYN TECHNOLOGIES, INC., a Florida corporation (“Technologies”); ARTESYN NORTH AMERICA, INC., a Delaware corporation (“North America”); ARTESYN COMMUNICATION PRODUCTS, INC., a Wisconsin corporation (“Communication Products”; Technologies, North America and Communication Products are hereinafter referred to collectively as “Borrowers” and individually as a “Borrower”); ARTESYN ASSET MANAGEMENT, INC., a Delaware corporation (“AAM”); REAL-TIME DIGITAL, INC., a New Jersey corporation (“RTD”); ARTESYN DELAWARE, INC., a Delaware corporation (“ADI”); AZCORE TECHNOLOGIES, INC., a Delaware corporation (“AzCore”); ARTESYN DELAWARE, LLC, a Delaware limited liability company (“Artesyn LLC”; AAM, RTD, ADI, AzCore and Artesyn LLC are hereinafter referred to collectively as “Guarantors” and individually as a “Guarantor”); and FLEET CAPITAL CORPORATION, a Rhode Island corporation (“Lender”).

Recitals:

     Borrowers and Lender are parties to a certain Loan and Security Agreement dated March 28, 2003 (as amended and in effect, the “Loan Agreement”), pursuant to which Lender has made certain revolving credit loans and other extensions of credit to Borrowers.

     Borrowers have informed Lender that Technologies desires to issue up to $90,000,000 aggregate principal amount of convertible senior subordinated notes to certain qualified institutional buyers in reliance on Rules 144A and 506 of the Securities Act of 1933, as amended, a portion of the proceeds of which will be applied by Technologies to the repayment in full of the Finestar Subordinated Debt, and Borrowers have requested the consent of Lender to the issuance of such notes and to the repayment in full of the Finestar Subordinated Debt. To induce Lender to grant such consent, Borrowers and Guarantors have agreed to execute and deliver and to perform its obligations under this Amendment.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

          (a) By amending Section 9.2.3 by (i) deleting the word “and” at the end of clause

(xi); (ii) redesignating clause (xii) as clause (xiii); and (iii) inserting the following new clause (xii):

               (xii) the Senior Subordinated Notes; and

          (b) By deleting the definition of “Change of Control” from Appendix A to the Loan Agreement and by substituting the following new definition in lieu thereof:

               Change of Control — the occurrence of any of the following events after the date of the Agreement: (i) any Person or Group of Persons shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, have become the direct or indirect beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of Equity Interests of Technologies representing 50% or more of the Voting Power of Technologies; (ii) occupation of a majority of the seats (other than vacancies) on the board of directors of Technologies by Persons who were neither (a) nominated by the board of directors of Technologies as of the Closing Date nor (b) appointed by directors so nominated; or (iii) a Change of Control under (and as defined in) the Senior Subordinated Note Indenture shall occur.

     (c) By deleting the definition of “Subordinated Debt” from Appendix A to the Loan Agreement and by substituting the following new definition in lieu thereof:

     Subordinated Debt — the Senior Subordinated Notes, the Finestar Subordinated Debt and any other Debt of a Borrower that is fully and absolutely subordinated in right of payment to the Obligations in a manner satisfactory to Lender.

     (d) By adding the following new definitions to Appendix A to the Loan Agreement, in proper alphabetical sequence:

     Senior Subordinated Notes — up to $90,000,000 aggregate principal amount of 5.50% per annum unsecured Convertible Senior Subordinated Notes due 2010 outstanding under the Senior Subordinated Note Indenture.

     Senior Subordinated Note Documents — collectively, the Senior Subordinated Notes, the Senior Subordinated Note Indenture, the Registration Rights Agreement, as defined in the Senior Subordinated Note Indenture, and all other agreements, instruments and certificates executed in connection with the issuance of the Senior Subordinated Notes.

     Senior Subordinated Note Indenture — the Indenture dated as of August 13, 2003, by and between Technologies and The Bank of New York, as Trustee, pursuant to which the Senior Subordinated Notes are issued.

     3. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents, in each case as amended hereby.

     4. Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); the security interests and liens granted by such Borrower in favor of Lender are duly perfected, first priority security interests and liens; and the unpaid principal amount of the Revolver Loans on and as of August 13, 2003, totaled approximately $10,000,000 and the unpaid amount of the LC Obligations on and as of August 13, 2003, totaled $0.

     5. Representations and Warranties. Each Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment (terms defined in the Loan Agreement, as amended by this Amendment, being used in this Section 5 as so defined), that (i) no Default or Event of Default exists on the date hereof; (ii) that the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; (iii) that all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof, (iv) that Technologies has the corporate power and authority to issue the Senior Subordinated Notes, (v) that Technologies has the right and power, and has taken all necessary action to authorize it, to execute and deliver the Indenture, the Senior Subordinated Notes and each other Senior Subordinated Note Document and to perform its obligations each Senior Subordinated Note Document in accordance with their respective terms, (vi) that the Indenture, the Senior Subordinated Notes and each other Senior Subordinated Note Document have been or will be duly executed and delivered by the duly authorized officers of Technologies and each Senior Subordinated Note Document is or, each when executed and delivered in accordance with the terms thereof will be, a legal, valid and binding obligation of Technologies, enforceable against it in accordance with its terms (including those pertaining to subordination), except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or general principles of equity, (v) the Senior Subordinated Notes are or, when executed and delivered in accordance with the terms of the Indenture will be, subordinated to the prior payment in full, in cash, of the Obligations, and (vi) that the issuance and sale of the Senior Subordinated Notes have been or will be registered or qualified under applicable federal and state securities laws or are exempt therefrom.

     6. Acknowledgments, Representations, Consents and Reaffirmations by Guarantors. Each Guarantor hereby (i) acknowledges and stipulates that its Guaranty delivered in favor of Lender on or about the Closing Date is a legal, valid and binding obligation of such Guarantor that is enforceable against such Guarantor in accordance with the terms thereof, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or general principles of equity, (ii) represents and warrants that this Amendment has been duly authorized by all requisite corporate or other action on the part of such Guarantor; that this Amendment has been duly executed and delivered by such Guarantor; and that all of the representations and warranties made by such Guarantor in its Guaranty are true and correct on and as of the date hereof, (iii) consents to each

Borrower’s execution and delivery of this Amendment and of the other documents, instruments or agreements such Borrower agrees to execute and deliver pursuant hereto, and (iv) affirms that nothing contained herein shall modify in any respect whatsoever its Guaranty and reaffirms that its Guaranty is and shall remain in full force and effect.

     7. Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

     8. Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any covenant herein or a breach in any material respect of any representation or warranty herein shall constitute an Event of Default.

     9. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent, unless satisfaction thereof is specifically waived in writing by Lender (terms defined in the Loan Agreement, as amended by this Amendment, being used in this Section 9 as so defined):

     (a) Lender shall have received this Amendment, in form and substance satisfactory to Lender, duly executed and delivered by Borrowers, Guarantors and Lender;

     (b) Lender shall have received the final drafts of the Indenture and the Senior Subordinated Notes, which drafts shall be in form and substance satisfactory to Lender, certified as true and complete copies of such final drafts by a Senior Officer of Technologies;

     (c) Lender shall have received a certificate of a Senior Officer of each Obligor, in form and substance satisfactory to Lender, stating that, to the best of his or her knowledge and based on an examination sufficient to enable him or her to make an informed statement, both before and after giving effect to the transactions contemplated by the Senior Subordinated Note Indenture,

     (i) all of the representations and warranties made or deemed to be made by an Obligor under the Loan Agreement and this Amendment are true and correct on and as of the date of issuance of the Senior Subordinated Notes, except (x) for changes in the nature of an Obligor’s business or operations that may have occurred after the date of the Loan Agreement in the Ordinary Course of Business or so long as Lender has consented to such changes or such changes did not result in a violation of any provision of the Loan Agreement, and (y) representations and warranties which by their terms are applicable only to a specific date shall be deemed made only at and as of such date.

     (ii) no Default or Event of Default exists on the date of issuance of the Senior Subordinated Notes.

     (d) Lender shall have received a certificate of the Secretary or Assistant Secretary of each Obligor, in form and substance satisfactory to Lender, having attached thereto the Organization Documents of such Obligor (or, if applicable, containing the certification of such

Secretary or Assistant Secretary that no amendment or modification of such Organization Documents has become effective since the date on which such documents were last delivered to Lender), that all corporate or company action, including shareholders’ or members’ approval, if necessary, has been taken by such Obligor and/or its shareholders or members to authorize the execution, delivery and performance of this Amendment and the other agreements, instruments and documents contemplated hereby and containing the names and specimen signatures of each of the officers of such Obligor who is authorized to and will execute and deliver this Amendment and the other agreements, instruments and documents contemplated hereby or, if applicable, to the further effect that the incumbency certificate most recently delivered to Lender remains in effect, unchanged; and

     (e) Not less than $75,000,000 aggregate principal amount of Senior Subordinated Notes shall have been duly issued and paid for in accordance with the terms of the Senior Subordinated Note Indenture on or before August 31, 2003.

     10. Expenses of Lender. In consideration of Lender’s willingness to enter into this Amendment and modify the terms of the Loan Agreement as set forth herein, Borrowers agrees to pay to Lender, on demand, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Lender’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

     11. Consent to Issuance of Senior Subordinated Notes and Repayment of Finestar Subordinated Debt. Subject to the satisfaction of the conditions precedent set forth in Section 9 hereof, Lender hereby consents to the following transactions: (a) the issuance by Technologies of the Senior Subordinated Notes in accordance with the terms of the Senior Subordinated Note Indenture and (b) the prepayment in full by Technologies of the Finestar Subordinated Debt in accordance with the terms of the Promissory Note Payoff Agreement dated August 1, 2003, between Finestar and Technologies, an executed copy of which has been furnished by Borrowers to Lender.

     12. Additional Covenants. Technologies hereby covenants and agrees in favor of Lender to do each of the following:

     (a) apply a portion of the proceeds of the Senior Subordinated Notes to the repayment in full of the Finestar Subordinated Debt no later than the second Business Day following the first date on which any Senior Subordinated Notes are issued and paid for, whereupon the Finestar Subordinated Debt shall cease to be Permitted Debt and all references in the Loan Agreement and the other Loan Documents to the Finestar Subordinated Debt shall be of no further force and effect, and deliver promptly to Lender evidence satisfactory to Lender that the Finestar Subordinated Debt has been so paid in full; and

     (b) deliver to Lender, promptly following the issuance of the Senior Subordinated Notes, (i) true and correct executed or conformed copies of all of the Senior Subordinated Note Documents, which shall be in the same form as the final drafts thereof delivered to and approved by

Lender prior to the issuance of the Senior Subordinated Notes, certified by a Senior Officer of Technologies; and (ii) a certificate of a Senior Officer or such other evidence satisfactory to Lender that not less than $75,000,000 aggregate principal amount of Senior Subordinated Notes have been issued and paid for.

     Technologies’ failure to comply strictly with the terms of this Section 12 shall, at the option of Lender, constitute an Event of Default.

     13. Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws principles thereof other than Section 5-1401 of the New York General Obligations Law).

     14. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     15. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

     16. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     17. Further Assurances. Each Borrower and Guarantor agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     18. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

     19. Release of Claims. To induce Lender to enter into this Amendment, each Borrower and Guarantor hereby releases, acquits and forever discharges Lender and all officers, directors, agents, employees, successors and assigns of Lender from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower or Guarantor now has or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise. Each Borrower and Guarantor represents and warrants to Lender that no Borrower or Guarantor has transferred or assigned to any Person any claim that any Borrower or Guarantor ever had or claimed to have against Lender.

     20. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

[SIGNATURES WILL COMMENCE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

ATTEST:	ARTESYN TECHNOLOGIES, INC. (“Borrower”)

Richard J. Thompson	By:	Richard F. Gerrity

Secretary		Name: Richard F. Gerrity
[CORPORATE SEAL]		Title: Treasurer

ATTEST:	ARTESYN NORTH AMERICA, INC. (“Borrower”)

Richard J. Thompson	By:	Richard F. Gerrity

Secretary		Name: Richard F. Gerrity
[CORPORATE SEAL]		Title: Treasurer

ATTEST:	ARTESYN COMMUNICATION PRODUCTS, INC. (“Borrower”)

Richard J. Thompson	By:	Richard F. Gerrity

Secretary		Name: Richard F. Gerrity
[CORPORATE SEAL]		Title: Treasurer

ARTESYN ASSET MANAGEMENT, INC. (“Guarantor”)

	By:	Richard F. Gerrity

Name: Richard F. Gerrity
[CORPORATE SEAL]		Title: President

[SIGNATURES WILL CONTINUE ON FOLLOWING PAGE]

:	REAL-TIME DIGITAL, INC. (“Guarantor”)

	By:	Richard F. Gerrity

Name: Richard F. Gerrity
[CORPORATE SEAL]		Title: Treasurer

ATTEST:	ARTESYN DELAWARE, INC. (“Guarantor”)

Richard J. Thompson	By:	Richard F. Gerrity

Secretary		Name: Richard F. Gerrity
[CORPORATE SEAL]		Title: Treasurer

ATTEST:	AZCORE TECHNOLOGIES, INC. (“Guarantor”)

Richard J. Thompson	By:	Richard F. Gerrity

Secretary		Name: Richard F. Gerrity
[CORPORATE SEAL]		Title: Treasurer

ATTEST:	ARTESYN DELAWARE, LLC (“Guarantor”)

Richard J. Thompson	By:	Richard F. Gerrity

Secretary		Name: Richard F. Gerrity
[CORPORATE SEAL]		Title: Treasurer

[SIGNATURES WILL CONTINUE ON FOLLOWING PAGE]

FLEET CAPITAL CORPORATION (“Lender”)

By:	Douglas Strange

	Name:	Douglas Strange

	Title:	Vice President